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                                                                     EXHIBIT 4
                        SPECIMEN COMMON STOCK CERTIFICATE
Common Stock                                                       Common Stock
Number                                                                   Shares
-----                                                                    ------
                                                         SEE REVERSE FOR CERTAIN
                                                    RESTRICTIONS AND DEFINITIONS
                                                               CUSIP 740921 10 1

                               PREMIERWEST BANCORP
               Incorporated Under the Laws of the State of Oregon

                THIS CERTIFIES THAT _____________________________

is the record holder of ___________________ FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, NO PAR VALUE, OF

                               PREMIERWEST BANCORP

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

  /s/ Richard R. Hieb                   [SEAL]               /s/ John L. Anhorn
        SECRETARY                                                 PRESIDENT


                                        COUNTERSIGNED AND REGISTERED:
                                        U.S STOCK TRANSFER CORPORATION
                                        TRANSFER AGENT AND REGISTRAR

                                        BY ______________________________
                                             AUTHORIZED SIGNATURE

         This Corporation will furnish to any shareholder upon request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class of shares authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined and the authority of the board of directors to fix and determine the relative rights and preferences of the subsequent series.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as thought they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           (Oregon custodians use the following)
TEN ENT - as tenants by the entireties   (Name) CUST UL OREG (Name) MIN--______
JT TEN - as joint tenants with rights    as Custodian under the laws of Oregon,
of survivorship                          for _______________  a minor
and not as
tenants in commons


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(NAME) CUST (NAME) UNIF GIFT MIN ACT -- _______________ Custodian __________
                      (Cust)      (Minor)

                (Under __________ Uniform Gifts to Minors Ac
                       (State)


Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
---------------------------------------

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                        Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________                                    X ____________________

                                                        X ____________________


         NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed

By ________________

The signature(s) must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program, pursuant to S.E.C. Rule 17Ad-15.